XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Supplement dated March 3, 2020

to the Statement of Additional Information, dated January 3, 2020

This is a supplement (the “Supplement”) to the Statement of Additional Information, dated January 3, 2020 (the “SAI”), of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). This Supplement updates certain information in the SAI. Certain capitalized terms used and not defined herein have the meanings set forth in the SAI.

Effective immediately, Derek Mullins shall replace John “Yogi” Spence as Chief Financial Officer and Treasurer of the Trust. In addition, Mr. Spence will assume the Vice President position with the Trust. The section following the heading “Management of the Trust—Executive Officers” in the SAI shall be deleted and replaced with the following:

Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees.

Name, Business Address(1) and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
Kimberly Ann Flynn Year of Birth: 1977	Vice President	Officer since 2017

Current: Managing Director of XAI (2016-present).

Former: Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments.

Benjamin D. McCulloch Year of Birth: 1981	Chief Legal Officer and Secretary	Officer since 2019	Current: General Counsel & Managing Director, XAI (2019-present). Former: Associate, Drinker Biddle & Reath LLP (2015-2019); Associate Counsel, First Trust Portfolios LP (2012-2015).
Derek Mullins Year of Birth: 1973	Chief Financial Officer and Treasurer	Officer since 2020

Current: Managing Partner, PINE Advisor Solutions, LLC (2018-present); Chief Financial Officer and Treasurer, Destra Investment Trust (2018-present); Chief Financial Officer and Treasurer, Destra International & Event-Driven Credit Fund (2018-present); Chief Financial Officer and Treasurer, Destra Multi-Alternative Fund (2018-present).

Former: Director of Operations, ArrowMark Partners LLC (2009-2018), Chief Financial Officer and Treasurer, Meridian Fund, Inc. (2013-2018).

John “Yogi” Spence Year of Birth: 1962	Vice President	Officer since 2017	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
Theodore J. Uhl Year of Birth: 1974 c/o ALPS Fund Services, Inc. 1290 Broadway, #1100 Denver, CO 80203	Chief Compliance Officer	Officer since 2017

Current: Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (2006-present); Chief Compliance Officer, Financial Investors Trust (2010-present), Centre Funds (2013-present), Reality Shares ETF Trust (2014-present), Reaves Utility Income Fund (2015-present), Boulder Growth & Income Fund, Inc. (2015-present), Index Funds (2016-present), and Elevation ETF Trust (2016-present).

Former: Internal Audit Manager/Senior Risk Manager, ALPS Fund Services, Inc. (2006-2010).

(1)	The business address of each officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Mr. Mullins serves as Chief Financial Officer and Treasurer of the Trust pursuant to a Services Agreement between the Trust and PINE Advisor Solutions, LLC (“PINE”). The Trust pays PINE an annual fee, payable monthly, and reimburses of out-of-pocket expenses. Notwithstanding the Services Agreement, the designation of the Chief Financial Officer and Treasurer must be approved by the Board, including a majority of the Independent Trustees, and such Chief Financial Officer and Treasurer may be removed from his responsibilities by action of (and only with the approval of) the Board, including a majority of the Independent Trustees.

Mr. Uhl serves as Chief Compliance Officer of the Trust pursuant to a Chief Compliance Officer Services Agreement between the Trust and ALPS Fund Services Inc. The Trust pays ALPS Fund Services Inc. an annual fee, payable monthly, and reimburses of out-of-pocket expenses. Notwithstanding the Chief Compliance Officer Services Agreement, the designation of the Chief Compliance Officer must be approved by the Board, including a majority of the Independent Trustees, and such Chief Compliance Officer may be removed from his responsibilities by action of (and only with the approval of) the Board, including a majority of the Independent Trustees.

Please retain this Supplement for your future reference.

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